Exhibit 10.1

RESTATEMENT AGREEMENT

THIS RESTATEMENT AGREEMENT (this “Amendment”) is entered into as of October 5, 2010, by and among WEST CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wachovia Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”), and the Required Lenders listed on the signature pages hereto and is made with reference to that certain CREDIT AGREEMENT, dated as of October 24, 2006 (as amended through the date hereof prior to giving effect to this Amendment, the “Existing Credit Agreement”, and after giving effect to this Amendment, the “Amended and Restated Credit Agreement”), by and among the Borrower, the Guarantors, the Lenders party thereto from time to time and the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended and Restated Credit Agreement, provided that the terms “Term B-2 Lender”, “Term B-2 Loan”, “Incremental B-3 Loan Lender”, “Incremental B-3 Loan” and “Required Lenders” shall have the meaning set forth in the Existing Credit Agreement prior to giving effect to this Amendment and the prepayment of Term Loans from the net proceeds of the New Senior Notes (as defined below) substantially concurrently herewith.

RECITALS

WHEREAS, the Loan Parties have requested that the Required Lenders agree to amend certain provisions of the Existing Credit Agreement and the other matters set forth herein, as provided for herein;

WHEREAS, subject to the conditions set forth herein, the Required Lenders have agreed to such amendments relating to the Existing Credit Agreement and the other matters set forth herein;

WHEREAS, each Term B-2 Lender who executes and delivers this Amendment as a “Term B-5 Lender” has agreed to extend the maturity of all or a portion of such Term B-2 Lender’s Term B-2 Loans and has agreed to such amendments relating to the Existing Credit Agreement and the other matters set forth herein in accordance with the terms and subject to the conditions set forth herein; and

WHEREAS, each Term B-2 Lender who executes and delivers this Amendment has agreed, notwithstanding any provision in the Existing Credit Agreement to the contrary, to the repayment of Incremental Term B-3 Loan Lenders’ Incremental Term B-3 Loans prior to the repayment of the Term B-2 Lenders’ Term B-2 Loans with the net proceeds of the New Senior Notes Offering; and

WHEREAS, each Revolving Credit Lender who executes and delivers this Amendment as a “Extended Maturity Revolving Credit Lender” has agreed to extend the maturity of all or a portion of such Revolving Credit Lender’s Revolving Credit Commitments and has agreed to such amendments relating to the Existing Credit Agreement and the other matters set forth herein in accordance with the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENT AND RESTATEMENT OF EXISTING CREDIT AGREEMENT

As of the Amendment Effective Date (as defined below), the Existing Credit Agreement shall be amended and restated in the form of the Amended and Restated Credit Agreement attached as Exhibit A to this Amendment.

SECTION II.     CONVERSION OF TERM B-2 LOANS INTO TERM B-5 LOANS

As of the Amendment Effective Date, each Term B-2 Lender (each, an “Electing Term Lender”) that has executed and delivered to the Administrative Agent a counterpart of this Amendment indicating that such Term B-2 Lender has elected to become a Term B-5 Lender and holder of Term B-5 Loans (the “Term B-5 Loan Notice”) in respect of all or such portion, as applicable, of such Term B-2 Lender’s Base Rate Loan (as defined under the Existing Credit Agreement) or Eurocurrency Rate Loan (as defined under the Existing Credit Agreement) that such Term B-2 Lender would like to extend and reclassify to a Term B-5 Base Rate Loan or Term B-5 Eurocurrency Rate Loan, respectively (the “Proposed Term B-5 Loan Amount”); provided, however, that to the extent that the aggregate amount of such Term B-5 Loan Commitments that are accepted by the Administrative Agent and become effective on the Amendment Effective Date, exceeds $500,000,000 (the “Extended Term Loan Cap”), such Term B-5 Loan Commitments held by Electing Term Lenders shall be reduced by the amount of such excess on a pro rata basis. Each such Term B-5 Lender agrees that such Term B-5 Loan Commitments (and related Term B-5 Loans) are subject to the terms of the Amended and Restated Credit Agreement. For the avoidance of doubt, the total aggregate amount of all Term B-2 Loans that are converted into Term B-5 Loans that are accepted by the Administrative Agent and become effective on the Amendment Effective Date, shall not exceed the Extended Term Loan Cap.

SECTION III.     CONVERSION OF REVOLVING CREDIT COMMITMENTS INTO EXTENDED MATURITY REVOLVING CREDIT COMMITMENTS

As of the Amendment Effective Date each Revolving Credit Lender (each, an “Electing Revolving Credit Lender”) that has executed and delivered to the Administrative Agent a counterpart of this Amendment indicating that such Revolving Credit Lender has elected to become an Extended Maturity Revolving Credit Lender and holder of Extended Maturity Revolving Credit Commitments (the “Extended Maturity Revolving Credit Commitment Notice”) in respect of all or such portion, as applicable, of such Revolving Credit Lender’s Revolving Credit Commitments that such Revolving Credit Lender would like to extend and reclassify to Extended Maturity Revolving Credit Commitments. Each such Extended Maturity Revolving Credit Lender agrees that such Extended Maturity Revolving Credit Commitments (and related Extended Maturity Revolving Credit Loans) are subject to the terms of the Amended and Restated Credit Agreement.

SECTION IV.     CONSENT OF A MAJORITY OF TERM B-2 LENDERS

By executing and delivering this Amendment, Term B-2 Lenders holding a majority in principal amount of Term B-2 Loans hereby authorize the Borrower to and agree that the Borrower shall use the net proceeds from the New Senior Notes Offering (as defined below) to prepay (a) first, all Incremental Term B-3 Loans, prior to repayment of Term B-2 Loans and (b) second, after the prepayment of Incremental Term B-3 Loans as set forth in the preceding clause (a), the Term B-2 Loans on a pro rata basis (before giving effect to extensions of Term B-2 Loans to Term B-5 Loans).

SECTION V.     CONSENT OF REQUIRED LENDERS

By executing and delivering this Amendment, the Required Lenders hereby authorize the amending and restating of the Existing Credit Agreement and the effectiveness of the Amended and Restated Credit Agreement.

SECTION VI.     RECLASSIFICATION OF TERM B-5 LOANS AS TERM B-4 LOANS

By agreeing to extend Term B-2 Loans to Term B-5 Loans, the Lenders consent, to the extent that the terms of the Term B-5 Loans are identical to the Term B-4 Loans, that the Term B-5 Loans may be designated and referred to as Term B-4 Loans and that this Amendment and the Amended and Restated Credit Agreement will be modified to reflect such reclassification as Term B-4 Loans without any further consent from the Lenders.

SECTION VII.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon the satisfaction or waiver in accordance with Section 10.01 of the Existing Credit Agreement of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “Amendment Effective Date”):

(a) The Administrative Agent shall have received a duly executed counterpart signature page of this Amendment by the Borrower, each of the Borrower’s subsidiaries listed on the signature pages hereto, the Required Lenders, Term B-2 Lenders holding a majority in principal amount of Term B-2 Loans, the Administrative Agent and the Collateral Agent.

(b) Each Term Lender executing this Amendment as a “Term B-5 Lender” shall have received, if requested by it, one or more replacement Notes payable to the order of such Term B-5 Lender duly executed by the Borrower in substantially the form of Annex A hereto, evidencing such Term B-5 Lenders’ Term B-5 Loans, as extended; provided that such Term B-5 Lender shall have returned to the Borrower any Note held by it prior to the Amendment Effective Date.

(c) The Administrative Agent shall have received such opinions as may reasonably be requested by it, including an opinion of Ropes & Gray LLP, New York counsel to the Loan Parties, each dated as of the Amendment Effective Date and reasonably satisfactory to the Administrative Agent.

(d) Each of the conditions set forth in Section 4.02 of the Amended and Restated Credit Agreement shall be satisfied as of the Amendment Effective Date.

(e) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Amended and Restated Credit Agreement shall have been satisfied on and as of the Amendment Effective Date.

(f) The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property;

(g) The Borrower shall have paid all reasonable fees and out-of-pocket expenses (including the reasonable legal fees and expenses of Cahill Gordon & Reindel LLP) incurred by the Administrative Agent, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc. in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment, to the extent invoiced at least one Business Day prior to the date hereof.

(h) The Borrower shall have issued at least $500.0 million aggregate principal amount of senior unsecured notes (the “New Senior Notes”) and used the net proceeds thereof to prepay (a) first, all Incremental Term B-3 Loans, prior to repayment of Term B-2 Loans and (b) second, after prepayment of Incremental Term B-3 Loans as set forth in the preceding clause (a), the Term B-2 Loans on a pro rata basis (before giving effect to extensions of Term B-2 Loans to Term B-5 Loans).

(i) After giving effect to (i) the prepayment of Term Loans from the net proceeds of the New Senior Notes and (ii) the conversion of $500.0 million principal amount of Term B-2 Loans into Term B-5 Loans as contemplated by the Amended and Restated Credit Agreement, the combined principal amount of the Term B-2 Loans and Incremental Term B-3 Loans outstanding would not be greater than $500.0 million on a pro forma basis.

(j) The Administrative Agent shall have received from the Borrower any fees required in connection with this Amendment in Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 12:00 p.m., New York City time on September 24, 2010 (the “Consent Deadline” and each such Lender, a “Consenting Lender”).

(k) Each prepayment of the Term B-2 Loans pursuant to Section VII(h)(b) shall be allocated to the Borrower for purposes of Section 2.05(a)(i) of the Amended and Restated Credit Agreement.

SECTION VIII.     REPRESENTATIONS AND WARRANTIES

Each Loan Party hereby represents and warrants that (i) it is legally authorized to enter into and has duly executed and delivered this Amendment, (ii) no Default or Event of Default has occurred and is continuing, and (iii) the representations and warranties set forth in Article V (Representations and Warranties) of the Amended and Restated Credit Agreement and in the Collateral Documents and other Loan Documents, are true and correct in all material respects on and as of Amendment Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Existing Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION IX.     ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Amended and Restated Credit Agreement and this Amendment and consents to the amendment and restatement of the Existing Credit Agreement and all other agreements effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (including all Obligations in respect of Term B-5 Loan Commitments, Term B-5 Loans and Extended Maturity Revolving Credit Commitments).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment, the establishment of the Term B-5 Loan Facility, the effectiveness of the Term B-5 Loan Commitments, the establishment of the Extended Maturity Revolving Credit Facility, the effectiveness of the Extended Maturity Revolving Credit Commitments or any Credit Extensions made in respect thereof, including Term B-5 Loans and Extended Maturity Revolving Credit Loans.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.

SECTION X.     MISCELLANEOUS

(a) Post-Effective Provisions. Each Loan Party covenants that it shall deliver to the Administrative Agent or Collateral Agent, as applicable:

(i) With respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;

(ii) With respect to each Mortgage Amendment, a copy of the existing mortgage title insurance policy and an endorsement with respect thereto (collectively, the “Mortgage Policy”) relating to the Mortgage encumbering such Mortgaged Property assuring the Collateral Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all Liens except as expressly permitted by Section 7.01 of the Amended and Restated Credit Agreement or by the Collateral Agent, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;

(iii) With respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (a) shall be addressed to each Agent and each of the Lenders, (b) shall cover the due authorization, execution, delivery and enforceability of the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (c) shall be in form and substance reasonably satisfactory to the Agents;

(iv) With respect to each Mortgaged Property, such customary and reasonable affidavits, certificates, information and instruments of indemnification as shall be required to induce applicable title insurance company to issue the Mortgage Policies contemplated in subparagraph (ii) of this Section X(a);

(v) Evidence reasonably acceptable to the Collateral Agent of payment by the appropriate Loan Party or Subsidiary thereof of all applicable title insurance premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the Mortgage Policies referred to in subparagraph (ii) of this Section X(a).

The applicable Loan Parties shall deliver or cause to be delivered each of the documents and instruments required pursuant to this Section X within sixty (60) days after the Amendment Effective Date, unless extended by the Administrative Agent in its reasonable discretion.

(b) Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the Administrative Agent, the Lenders, the Secured Parties and the Borrower.

(c) Limitation. Each party hereto hereby agrees that this Amendment is not inconsistent with the terms of the Amended and Restated Credit Agreement.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

(e) Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

(f) Interpretation. This Amendment is a Loan Document for the purposes of the Amended and Restated Credit Agreement.

(g) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WEST CORPORATION,
as Borrower

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

[Signature Page to Restatement Agreement]

COSMOSIS CORPORATION INTERCALL, INC. INTRADO COMMUNICATIONS INC.
INTRADO COMMUNICATIONS OF VIRGINIA INC. INTRADO INC. INTRADO INFORMATION SYSTEMS HOLDINGS, INC.
INTRADO COMMAND SYSTEMS, INC. GEO911, INC. POSITRON PUBLIC SAFETY SYSTEMS CORP.
MASYS CORPORATION NORTHERN CONTACT, INC. STREAM57 CORPORATION
TELEVOX SOFTWARE, INCORPORATED TUVOX INCORPORATED WEST ASSET MANAGEMENT, INC.
WEST DIRECT II, INC. WEST INTERACTIVE CORPORATION WEST INTERNATIONAL CORPORATION
WEST NOTIFICATIONS GROUP, INC. WEST RECEIVABLE SERVICES, INC., as Guarantors

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Treasurer

ASSET DIRECT MORTGAGE, LLC,
as a Guarantor

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Manager

[Signature Page to Restatement Agreement]

BUYDEBTCO, LLC
THE DEBT DEPOT, LLC WEST ASSET PURCHASING, LLC WORLDWIDE ASSET PURCHASING, LLC,
as Guarantors

By:	West Receivable Services, Inc., its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

INTERCALL TELECOM VENTURES, LLC,
as a Guarantor

By:	InterCall, Inc., its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

INTRADO INTERNATIONAL, LLC, as a Guarantor

By:	Intrado Inc., its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

[Signature Page to Restatement Agreement]

STARGATE MANAGEMENT LLC,
as a Guarantor

By:	Cosmosis Corporation, its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

WEST DIRECT, LLC,
as a Guarantor

By:	West Direct II, Inc., its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer and Treasurer

WEST AT HOME, LLC
WEST BUSINESS SERVICES, LLC WEST CUSTOMER MANAGEMENT GROUP, LLC
WEST FACILITIES, LLC
WEST UC SOLUTIONS, LLC, as Guarantors

By:	West Corporation, its Sole Member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Manager

[Signature Page to Restatement Agreement]

By executing this signature page:

(i) as an existing Term Lender that is an Extending Lender (any such Lender, an “Extending Term Lender”), the undersigned institution agrees (A) to the terms of the Amendment (including Section IV, in the case of any Extended Term Lender that is a Term B-2 Lender prior to giving effect to this Amendment) and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended and Restated Credit Agreement as amended by the Amendment, to extend and reclassify its Term B-2 Loans into Term B-5 Loans in the amounts reflected,

(ii) as a Revolving Credit Lender that is an Extending Lender (any such Lender, an “Extending Revolving Credit Lender”), the undersigned institution agrees (A) to the terms of the Amendment and (B) on the terms and subject to the conditions set forth in the Amendment and the Amended and Restated Credit Agreement as amended by the Amendment, to extend and reclassify its Revolving Credit Commitments into Extended Maturity Revolving Credit Commitments in the amounts reflected, and

(iii) as an existing (A) Term Lender that is not an Extending Lender (any such Lender, a “Non-Extending Term Lender”), the undersigned institution agrees to the terms of the Amendment (including Section IV, in the case of any Non-Extending Term Lender that is a Term B-2 Lender) and the Amended and Restated Credit Agreement as amended by the Amendment, but not to extend and reclassify its Term B-2 Loans into Term B-5 Loans or (B) Revolving Credit Lender that is not an Extending Lender (any such Lender, a “Non-Extending Revolving Credit Lender”), the undersigned institution agrees to the terms of the Amendment and the Amended and Restated Credit Agreement as amended by the Amendment, but not to extend and reclassify its Revolving Credit Commitments into Extended Maturity Revolving Credit Commitments.

Name of Lender:

Executing as an Extending Term Lender:
by

Name:
Title:

For any Institution requiring a second signature line:
by

Name:
Title:

Tranche		Loans
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Term B-2 Loans	95235LAF7

Executing as an Extending Revolving Credit Lender:
by

Name:
Title:

For any Institution requiring a second signature line:
by

Name:
Title:

Commitments
Credit Agreement Reference	CUSIP	Existing Amount	Extended Amount
Revolving Credit Commitments

Executing as a Non-Extending Term Lender:		Executing as a Non-Extending Revolving Credit Lender:
by		by

	Name:		Name:
	Title:		Title:

For any Institution requiring a second signature line:		For any Institution requiring a second signature line:
by		by

	Name:		Name:
	Title:		Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:	/s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director

ANNEX A

FORM OF TERM B-5 NOTE

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

New York, New York

[            ], 20[    ]

FOR VALUE RECEIVED, each of the undersigned, WEST CORPORATION, a Delaware corporation (the “Borrower”), and the Subsidiary Borrowers listed on the signature pages hereto (the “Subsidiary Borrowers”), hereby promises, jointly and severally, to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Amended and Restated Credit Agreement dated as of October 5, 2010 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), among the Borrower, each Lender from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent and Swing Line Lender, Deutsche Bank Securities Inc. as Syndication Agent, and Wells Fargo Bank, National Association and General Electric Capital Corporation, as Co-Documentation Agents) (i) on the dates set forth in the Amended and Restated Credit Agreement, the principal amounts set forth in the Amended and Restated Credit Agreement with respect to Term B-5 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Amended and Restated Credit Agreement (which shall be allocated among them ratably in accordance with the Designated Amounts (as defined in the Amended and Restated Credit Agreement)) and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Amended and Restated Credit Agreement on the unpaid principal amount of all Term B-5 Loans made by the Lender to the Borrower and the Subsidiary Borrowers pursuant to the Amended and Restated Credit Agreement.

Each of the Borrower and the Subsidiary Borrowers promises, jointly and severally, to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Amended and Restated Credit Agreement.

Each of the Borrower and the Subsidiary Borrowers hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower and the Subsidiary Borrowers under this note.

This note is one of the Term B-5 Notes referred to in the Amended and Restated Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Amended and Restated Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

WEST CORPORATION

By:
Name:
Title:

WEST NOTIFICATIONS GROUP, INC.

By:
Name:
Title:

INTERCALL, INC.

By:
Name:
Title:

INTRADO INC.

By:
Name:
Title:

TELEVOX SOFTWARE, INCORPORATED

By:
Name:
Title:

WEST INTERACTIVE CORPORATION

By:
Name:
Title:

WEST CUSTOMER MANAGEMENT GROUP, LLC

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

EXHIBIT A

[Amended and Restated Credit Agreement]

[SEE ATTACHED]